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                                                                    EXHIBIT 1.01

                              Preferred Securities

                           OGE ENERGY CAPITAL TRUST I

                             UNDERWRITING AGREEMENT


                                                        New York, New York
                                                        Dated the date set forth
                                                        In Schedule I hereto

To the Representatives
    named in Schedule I
    hereto, of the Underwriters
    named in Schedule II hereto

Ladies and Gentlemen:

         OGE Energy Capital Trust I, a Delaware statutory business trust (the "Trust"), proposes to issue and sell to you and the other underwriters named in
Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the aggregate liquidation amount identified in Schedule I hereto of the Trust's preferred securities (the "Preferred Securities") guaranteed (the "Guarantee"; together with the Preferred Securities, the "Securities") by the Company (as defined herein) to the extent set forth in the Guarantee Agreement (the "Guarantee Agreement") identified in such Schedule I, to be entered into between the Company and the guarantee trustee (the "Guarantee Trustee") identified therein. OGE Energy Corp., an Oklahoma corporation (the "Company"), will be the owner of all of the beneficial ownership interests represented by common securities (the "Common Securities") of the Trust. Concurrently with the issuance of the Securities and the Company's purchase of all of the Common Securities of the Trust, the Trust will invest the proceeds of each in the Company's debt securities identified in Schedule I hereto (the "Debentures"). The Debentures are to be issued under the indenture (the "Indenture") identified in such Schedule I, between the Company and the indenture trustee (the "Indenture Trustee") identified therein. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

         1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Underwriter that:

                  (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on

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         Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Securities under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. A second registration statement (the "462(b) Registration Statement") may also be prepared by the Company in conformity with the Securities Act and the Rules and Regulations and if so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date of this Agreement. The term "Registration Statement" means the initial registration statement and any 462(b) Registration Statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended or supplemented, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus." Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) (i) As of the date hereof, (ii) when the Final Prospectus is first filed with the Commission pursuant to Rule 424, (iii) when, before the Closing Date (hereinafter defined), any amendment to the Registration Statement becomes effective, (iv) when, before the Closing Date, any Incorporated Document is filed with the Commission, (v) when any supplement to the Final Prospectus is filed with the Commission and
         (vi) at the Closing Date, the Registration Statement, the Final Prospectus and any such amendment or supplement will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations adopted by the Commission thereunder; on the date hereof and on the Closing Date, the Indenture shall have been qualified under and will comply in

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         all material respects with the Trust Indenture Act of 1939, as amended
         (the "Trust Indenture Act"); on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on the Closing Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; PROVIDED THAT the foregoing representations and warranties in this paragraph (b) shall not apply to (i) statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented, (ii) information relating to The Depository Trust Company, Cedelbank and Euroclear, or (iii) any statements in or omissions from the statements of eligibility and qualification on Form T-1 of the Indenture Trustee, the Property Trustee (the "Property Trustee") identified in Schedule I hereto and the Guarantee Trustee under the Trust Indenture Act (the "Forms T-1").

                  (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

                  (d) The independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, are independent public accountants as required by the Securities Act and the Rules.

                  (e) The independent public accountants whose report on the historical consolidated financial statements of Tejas Transok Holding, L.L.C. ("Transok") is incorporated by reference in the Final Prospectus, were independent public accountants, as required by the Securities Act and the Rules, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

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                  (f) The audited consolidated financial statements of the
         Company, and the historical consolidated financial statements of Transok, in the Final Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in common stock and other stockholder's equity and cash flows of the Company and its subsidiaries, or of Transok and its subsidiaries, as the case may be, as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of the Company and of Transok and its subsidiaries included in the Final Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q or Form 8-K, as the case may be.

                  (g) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in or any adverse development which materially affects the business, properties, financial condition or results of the Company and its subsidiaries taken as whole, from the dates as of which information is given in the Registration Statement and Final Prospectus.

                  (h) This Agreement has been duly and validly authorized, executed and delivered by the Company; the Guarantee Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the proper officers of the Company (assuming due execution and delivery by the Guarantee Trustee) will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms; the Indenture has been duly and validly authorized and, when duly executed and delivered by the proper officers of the Company and (assuming due execution and delivery by the Indenture Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms; and the Debentures have been duly and validly authorized, and, when validly authenticated, issued and delivered in accordance with the Indenture against payment of the purchase price therefor as contemplated by the Final Prospectus, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture; and the Debentures and the Guarantee, when issued and delivered, will conform to the descriptions thereof contained in the Final Prospectus.

                  (i) The Company does not have any direct or indirect subsidiaries that have business or properties that are material to the business and properties of the Company and its subsidiaries taken as a whole except those named on Exhibit A to this Agreement (the "Named Subsidiaries").

                  (j) The Company and the Named Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and in good standing as foreign corporations or limited liability companies, as the case may be, in each jurisdiction in

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         which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, or on the earnings, results of operations, properties, business affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Except as may be disclosed in the Registration Statement and the Final Prospectus, all outstanding shares of capital stock or other capital interests of the Named Subsidiaries are owned by the Company or a subsidiary of the Company, free and clear of any lien, pledge and encumbrance or any claim of any third party and are duly authorized, validly issued and outstanding, fully paid and non-assessable.

                  (k) None of the Company or the Named Subsidiaries is in violation of its certificate of incorporation, by-laws or similar governing instrument or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture and the Debentures by the Company, the purchase of the Common Securities by the Company from the Trust, and the consummation of the transactions contemplated herein and in the Registration Statement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws, or similar governing instrument of the Company or any of its subsidiaries, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, other than such events or conditions that are contemplated by the terms of this Agreement and the Indenture.

                  (l) Other than as disclosed in the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, that is required to be disclosed in the Registration Statement or that might reasonably be expected to result

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         in a Material Adverse Effect, or that might reasonably be expected to materially and adversely affect its properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (m) There are no contracts or documents which are required to be described in the Registration Statement, the Final Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (n) Each of the Company and its Named Subsidiaries possess such permits, licenses, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct in all material respects the businesses now operated by the Company and its Named Subsidiaries and as described in the Registration Statement and Prospectus (collectively, "Governmental Licenses"); each of the Company and its Named Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (o) The Company and its Named Subsidiaries have good and sufficient title to all real property, principal plants and all other property owned by them and which is material to their operations, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Final Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Named Subsidiaries; and all of the leases and subleases material to the business of the Company and its Named Subsidiaries, and under which the Company and its Named Subsidiaries hold properties described in the Prospectus, are in full force and effect, and none of the Company or any of its Named Subsidiaries has notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Named Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of its Named Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (p) The certificates delivered pursuant to paragraph (i) of
         Section 7 hereof and
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         all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE TRUST. The Company and the Trust, jointly and severally, represent, warrant and agree that:

                  (a) The Trust has been duly created, is validly existing as a statutory business trust and in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Registration Statement and the Final Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Registration Statement and the Final Prospectus; the Trust is not and will not be a party to or bound by any agreement or instrument other than this Agreement, the Declaration of Trust of the Trust identified in Schedule I hereto, among the Company, as Sponsor, and the regular trustees identified in Schedule I hereto (the "Regular Trustees"), the Property Trustee and the Delaware Trustee identified in Schedule I hereto (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Trustees"), and the Amended and Restated Declaration of Trust of the Trust (the "Declaration") identified in
         Schedule I hereto, among the Company, as Sponsor, and the Trustees; the Trust has no and will not have any liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, such Declaration of Trust and the Declaration and described in the Final Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (b) The Declaration is duly and validly authorized and, when duly executed and delivered by the Company, as Sponsor, and the Trustees, and (assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee), will constitute a valid and legally binding agreement of the Company and the Trust, and will conform to the description thereof contained in the Final Prospectus.

                  (c) All of the outstanding beneficial ownership interests in the Trust have been, and the Preferred Securities and the Common Securities, upon issuance and delivery and payment therefor in the manner described herein, will be, duly authorized, validly issued and outstanding, fully paid and non-assessable and will conform to the descriptions of the Preferred Securities and the Common Securities contained in the Final Prospectus.

                  (d) This Agreement has been duly and validly authorized, executed and delivered by the Trust.

                  (e) The execution, delivery and performance of this Agreement, the Declaration, the Common Securities and the Preferred Securities by the Trust, the purchase of the Debentures by the Trust from the Company, the distribution of the

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         Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Final Prospectus, and the consummation by the Trust of the transactions contemplated hereby and by the Declaration (the "Trust Transactions") will not result in a violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Trust or its property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the Trust Transactions.

                  (f) Neither the Company nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

         3. SALE AND PURCHASE OF THE PREFERRED SECURITIES.

                  (a) The Trust agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase from the Trust, at a purchase price equal to 100% of the liquidation amount of the Preferred Securities (plus accrued distributions), the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule II hereto. The obligations of the Underwriters under this Agreement are several and not joint.

                  (b) As compensation to the Underwriters, the Company shall, on the Closing Date, pay to the Representatives for the accounts of the several Underwriters commissions (as described in Schedule I hereto) on the aggregate liquidation amount of the Preferred Securities sold by the Trust on the Closing Date.

         4. DELIVERY AND PAYMENT.

                  (a) Delivery by the Trust of the Preferred Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Company shall specify on behalf of the Trust, shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Preferred Securities being herein called the "Closing Date").

                  (b) The Preferred Securities will be in the form of one or more global Securities registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC").

                  (c) On the Closing Date, the Company shall pay, or cause to be paid, the commissions payable on the Closing Date to the Representatives for the accounts of the Underwriters under Section 3 by wire transfer in federal (same day) funds to such account

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         as the Representatives shall specify.

         5. OFFERING BY UNDERWRITERS. The Company and the Trust hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Preferred Securities has been terminated, the Representatives will so advise the Company and the Trust.

         6. AGREEMENTS. Each of the Company and the Trust agrees with the several Underwriters:

                  (a) To prepare the 462(b) Registration Statement, if necessary, in a form approved by the Representatives and to file such 462(b) Registration Statement with the Commission on the date hereof; to cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 as required thereby and promptly to advise the Representatives (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Securities shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the qualification of the Declaration, the Guarantee Agreement or the Indenture or the institution or threatening of any proceedings for that purpose and (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Securities or the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; after the date of this Agreement and prior to the termination of the offering of the Preferred Securities, not to file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3) without the consent of the Representatives and to use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof; prior to receipt of the advice to be given by the Representatives pursuant to Section 5, not to file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Representatives a copy of the document proposed to be so filed, such delivery to be made at least 24 hours prior to such filing, and to consult with the Representatives as to any comments that the Representatives make in a timely manner with respect to the document so delivered.

                  (b) Subject to the last sentence of the immediately preceding paragraph, if, at

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         any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules, to promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and to use its best efforts to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

                  (c) To deliver to the Representatives, without charge, (i) signed copies of the Registration Statement relating to the Securities and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the Closing Date (excluding exhibits) as the Representatives may reasonably request.

                  (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic Prospectus, any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

                  (e) To make generally available to the Company's security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (f) To furnish such information, execute such instruments and take such actions as may be required to qualify the Securities and the Debentures for offering and sale under the laws of such jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Preferred Securities; PROVIDED, HOWEVER, that neither the Company nor the Trust shall be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  (g) So long as any Preferred Securities are outstanding, to furnish or cause to be furnished to the Representatives copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission.

                  (h) To use its best efforts to cause the listing of the Preferred Securities on the

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         New York Stock Exchange, Inc. (the "NYSE") to be approved as soon as possible.

                  (i) For a period beginning at the time of execution of this Agreement and ending 30 business days thereafter, without the prior consent of Lehman Brothers Inc., not to directly or indirectly offer, sell, offer to sell, grant any option for the sale of or otherwise dispose of any Preferred Securities or Debentures or any securities convertible or exchangeable into, or exercisable for Preferred Securities or Debentures, or any debt securities substantially similar to the Debentures or any equity securities substantially similar to the Preferred Securities.

                  (j) To use its best efforts to do and perform all things to be done and performed hereunder prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Preferred Securities to be purchased hereunder.

                  (k) So long as the Preferred Securities are outstanding, to take such steps as shall be necessary to ensure that neither the Company nor the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         7. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Trust contained herein as of the date hereof and the Closing Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Jones, Day, Reavis & Pogue ("Underwriters' Counsel") pursuant to this Agreement, to the performance by the Company and the Trust of their respective obligations hereunder and to the following additional conditions:

                  (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the second business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

                  (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, or suspending the qualification of the Declaration, the Guarantee Agreement or the Indenture, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraph
         (k), (l), (m) or (n) of this Section 7 which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering and delivery of the Preferred Securities as contemplated by the Registration Statement and the Final Prospectus.

                  (d) The Company shall have furnished to the Representatives the opinion of Gardner, Carton & Douglas, counsel to the Company, dated the Closing Date, to the effect that:

                                 (i) The Company has been duly organized and is legally existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

                                 (ii)  The statements made in the Final
                  Prospectus under the captions "Description of Securities," "Certain Terms of the Preferred Securities," "Certain Terms of the Junior Subordinated Debt Securities," "Description of Preferred Securities," "Description of the Junior Subordinated Debt Securities," "Description of the Guarantee" and "Effect of Obligations Under the Junior Subordinated Debt Securities and the Guarantee" insofar as such statements purport to constitute summaries of the terms of the Preferred Securities, the Debentures and the Guarantee, constitute accurate summaries of the terms of the Preferred Securities, the Debentures and the Guarantee in all material respects.

                                 (iii) The Indenture has been duly authorized,
                  executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; and the Debentures have been duly authorized, executed and issued by the Company, and assuming due authentication by the Indenture Trustee and upon payment and delivery as contemplated by the Final Prospectus, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company; provided however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

                                 (iv)  No consent, approval, authorization or
                  order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except for (1) such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters, and (2) the qualification of the Indenture, the Declaration and the Guarantee Agreement under the Trust Indenture Act, which has been obtained.

                                 (v)   Such counsel does not know of any
                  contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

                                 (vi) To the best of such counsel's knowledge, neither the Company nor either of its Named Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

                                  (vii) This Agreement and the Declaration have
                  been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement, the Declaration, the Indenture and the Guarantee Agreement (collectively the "Transaction Documents") by the Company and the Trust will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or its Named Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or either of its Named Subsidiaries is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or either of its Named Subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, its Named Subsidiaries or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

                                 (viii) The Registration Statement has become
                  effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                                 (ix)  The Registration Statement, the Final
                  Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data or the Forms T-1 included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                                 (x)   Authorization for the listing of the
                  Preferred Securities on the NYSE has been given, subject to official notice of issuance and evidence of satisfactory distribution.

                                 (xi)  Such counsel does not know of any
                  litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

                                 (xii) To such counsel's knowledge, the Trust is
                  not a party to or otherwise bound by any agreement other than those described in the Final Prospectus.

                                 (xiii) The Trust is not subject to registration
                  as an "investment company" under the Investment Company Act of 1940, as amended.

                  Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to (a) the financial statements or other financial or statistical data, (b) information relating to The Depository Trust Company, Cedelbank and Euroclear, or (c) the Forms T-1 included or incorporated by reference therein).

                  In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Representatives for matters governed by Oklahoma law and may rely as to matters of fact, to the extent he or she deems proper, upon certificates or affidavits of officers of the Company, the Trustees, the Guarantee Trustee or the Indenture Trustee and public officials. Such counsel may rely on a certificate of the Indenture Trustee and the Guarantee Trustee with respect to the execution of the Debentures and the Guarantee, respectively, by the Company, the authentication of the Debentures by the Indenture Trustee, and the execution of the Guarantee by the Guarantee Trustee.

                  (e) The Company shall have furnished to the Representatives the opinion of Rainey, Ross, Rice & Binns, counsel to the Company, dated the Closing Date, to the effect that:

                                 (i) The Company has been duly organized and is legally existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

                                 (ii)  The statements made in the Final
                  Prospectus under the captions "Description of Securities," "Certain Terms of the Preferred Securities," "Certain Terms of the Junior Subordinated Debt Securities," "Description of Preferred Securities," "Description of the Junior Subordinated Debt Securities," "Description of the Guarantee" and "Effect of Obligations Under the Junior Subordinated Debt Securities and the Guarantee" insofar as such statements purport to constitute summaries of the terms of the Preferred Securities, the Debentures and the Guarantee, constitute accurate summaries of the terms of the Preferred Securities, the Debentures and the Guarantee in all material respects.

                                 (iii) The Indenture has been duly authorized,
                  executed and delivered by the Company and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms; and the Debentures have been duly authorized, executed and issued by the Company, and assuming due authentication by the Indenture Trustee and upon payment and delivery as contemplated by the Final Prospectus, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company; provided however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

                                 (iv)  No consent, approval, authorization or
                  order of any Oklahoma court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except for (1) such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of the State of Oklahoma in connection with the purchase and distribution of the Securities by the Underwriters, and (2) the qualification of the Indenture, the Declaration and the Guarantee Agreement under the Trust Indenture Act, which has been obtained.

                                 (v)   Such counsel does not know of any
                  contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

                                (vi) To the best of such counsel's knowledge, neither the Company nor either of its Named Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

                               (vii) This Agreement and the Declaration have been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement, the Declaration, the Indenture and the Guarantee Agreement (collectively the "Transaction Documents") by the Company and the Trust will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or its Named Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or either of its Named Subsidiaries is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or either of its Named Subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, its Named Subsidiaries or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

                              (viii)   Such counsel does not know of any
                  litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

                                (ix) To such counsel's knowledge, the Trust is not a party to or otherwise bound by any agreement other than those described in the Final Prospectus.

                  Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to (a) the financial statements or other financial or statistical data, (b) information relating to The Depository Trust Company, Cedelbank and Euroclear, or (c) the Forms T-1 included or incorporated by reference therein).

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent he or she deems proper, upon certificates or affidavits of officers of the Company, the Trustees, the Guarantee Trustee or the Indenture Trustee and public officials. Such counsel may rely on a certificate of the Indenture Trustee and the Guarantee Trustee with respect to the execution of the Debentures and the Guarantee, respectively, by the Company, the authentication of the Debentures by the Indenture Trustee, and the execution of the Guarantee by the Guarantee Trustee.

                  (f) Richards, Layton & Finger, special Delaware counsel for the Company and the Trust, shall have furnished to the Representatives its opinion, on certain matters of Delaware law relating to the validity of the Preferred Securities, dated the Closing Date, to the effect that:

                                 (i)   The Trust has been duly created and is
                  validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Declaration and the Act, has the trust power and authority to own property and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under each of this Agreement, the Preferred Securities and the Common Securities.

                                (ii)   The Common Securities have been duly
                  authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Declaration and the Final Prospectus, will be validly issued and will represent undivided beneficial ownership interests in the assets of the Trust; under the Delaware Business Trust Act and the Declaration the issuance of the Common Securities is not subject to preemptive rights.

                               (iii) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered against payment of the consideration as set forth in the Declaration and the Final Prospectus, the Preferred Securities will be validly issued and (subject to the terms of the Declaration) will represent fully paid and non-assessable undivided beneficial ownership interests in the Trust, and the holders of the Preferred Securities will be entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit (such counsel may note that the holders of Preferred Securities will be required to make payment or provide indemnity or security as set forth in the Declaration).

                                (iv) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement has been duly authorized by all requisite trust action on the part of the Trust.

                                 (v)   Assuming the Declaration has been duly
                  authorized by the Company and has been duly executed and delivered by the Company and the

                  Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms; provided however, that the foregoing is subject to the effects of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer, and other similar laws relating to or affecting creditors' rights generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and the effect of applicable public policy on the enforceability of provisions relating to indemnification and contribution.

                                (vi) The issuance and sale by the Trust of the Preferred Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any Delaware law or administrative regulation applicable to the Trust.

                               (vii)   No filing with, or authorization,
                  approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery of this Agreement or the offering, issuance, sale or delivery of the Preferred Securities, other than the filing of the Certificate of Trust with the Secretary of State.

         In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the law of the State of Delaware.

                  (g) Gardner, Carton & Douglas, special tax counsel to the Company and the Trust, shall have furnished to the Representatives its opinion, dated the Closing Date, to the effect that:

                                 (i)   Subject to the qualifications set
                  forth in the opinion and the Final Prospectus, under current law and assuming full compliance with the terms of the Declaration and based upon certain facts and assumptions set forth in such opinion the Trust will be characterized as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation;

                                (ii)   Subject to the qualifications set
                  forth in the opinion and the Final Prospectus, under current law and based on certain representations, facts and assumptions set forth in the opinion, the Debentures will be classified as indebtedness for United States federal income tax purposes; and

                               (iii) Subject to the qualifications set forth in
                  the opinion and the

                  Final Prospectus, the statements made in the Final Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                  (h) The Representatives shall have received from the Underwriters' Counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Preferred Securities, the Guarantee, the Debentures, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Company shall have furnished to the Representatives a certificate of its Chief Executive Officer, its President or any Vice President and its Chief Financial Officer or its Treasurer, dated the Closing Date, to the effect that, to the best of their knowledge after due inquiry:

                                 (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                                (ii)   No stop order suspending the
                  effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                               (iii)   Insofar as it relates to the Trust,
                  (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

                  (j) The Trust shall have furnished to the Representatives a certificate of its Regular Trustees, dated the applicable Closing Date, to the effect that, to the best of their knowledge after due inquiry:

                                 (i) The representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                                (ii)   No stop order suspending the
                  effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                               (iii) (x) The Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

                  (k) At the date of execution of this Agreement, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the date of this Agreement, in form and substance satisfactory to the Representatives, which states in effect that:

                                 (i)   In their opinion, any consolidated
                  financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

                                (ii)   On the basis of a reading of the
                  unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Company, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company, and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                                    (A)  any material modifications should be
                           made to the unaudited
                           consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the
                           Securities Act and the published instructions, rules and regulations thereunder.

                                    (B)  the unaudited capsule information of
                           the Company and its subsidiaries included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Final Prospectus.

                                    (C)  (I) as of the latest date as of which
                           the Company and its subsidiaries have monthly financial statements, there was any decrease in the capital stock, additional paid-in capital or retained earnings, or increase in long-term indebtedness of the Company and its subsidiaries, as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus or (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which the Company and its subsidiaries have monthly financial statements, there was any decline in consolidated revenues or net income as compared with the comparable period of the prior fiscal year;

                                    (D)  as of a specified date not more than
                           three business days prior to the date of the letter, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus;

         except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.


                                (iii)  (x) They have read the pro
                  forma financial statements included in the Registration Statement and the Final Prospectus,
                  (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                                 (iv)  They have performed certain
                  other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

                  (l) At the Closing Date, the nationally recognized firm of independent public accountants that furnished the letter referred to in paragraph (k) of this Section 7 shall have furnished to the Representatives a letter dated the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter, that nothing has come to their attention that would require any change in the letter referred to in paragraph (k) of this Section 7 if it were required to be dated and delivered at the Closing Date.

                  (m) At the date of execution of this Agreement, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the date of this Agreement, in form and substance satisfactory to the Representatives, which states in effect that:

                                  (i)  In their opinion, any consolidated
                  financial statements of Transok and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

                                 (ii)  On the basis of a reading of the
                  unaudited consolidated financial statements of Transok and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by Transok, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the members of Transok, and inquiries of certain officials of Transok and its subsidiaries, who have responsibility for financial and accounting matters of Transok and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                                    (A)  any material modifications should be
                           made to the unaudited consolidated financial statements of Transok and its subsidiaries included in the Registration Statement and the Final Prospectus for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

                                    (B)  any unaudited capsule information of
                           Transok and its subsidiaries included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of Transok from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of Transok included in the Registration Statement and the Final Prospectus.

                                    (C)  (I) as of the latest date as of which
                           Transok and its subsidiaries have monthly financial statements, there was any decrease in the capital stock, additional paid-in capital or retained earnings, or increase in long-term indebtedness of Transok and its subsidiaries, as compared with the amounts shown in the most recent consolidated statement of financial condition of Transok and its subsidiaries included in the Registration Statement and the Final Prospectus or (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which Transok and its subsidiaries have monthly financial statements, there was any decline in consolidated revenues or net income as compared with the comparable period of the prior fiscal year;

                                    (D)  as of a specified date not more than
                           three business days
                           prior to the date of the letter, there was any decrease in the capital interests or additional paid-in capital, or increase in long-term indebtedness of Transok and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of Transok and its subsidiaries included in the Registration Statement and the Final Prospectus;

         except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

                                (iii)  They have performed certain other
                  specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of Transok) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in
                  Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

                  (n) At the Closing Date, the nationally recognized firm of independent public accountants that furnished the letter referred to in paragraph (m) of this Section 7 shall have furnished to the Representatives a letter dated the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter, that nothing has come to their attention that would require any change in the letter referred to in paragraph (m) of this Section 7 if it were required to be dated and delivered at the Closing Date.

                  (o) Subsequent to the execution of this Agreement, there shall not have been any decrease in or suspension of the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  (p) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

         8.       EXPENSES.

                  (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Preferred Securities to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto and the Declaration, the Guarantee Agreement and the Indenture, and the rating of the Preferred Securities by one or more rating agencies, all costs and expenses (including fees of Underwriters' Counsel and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Securities for investment, the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, the fee for listing the Securities on the NYSE, the fees and expenses of the Property Trustee, the Guarantee Trustee and the Indenture Trustee and all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 8, the Company will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

                  (b) If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Securities.

         9.       INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement made therein or omission or alleged omission therefrom (a) in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of any Underwriter specifically for use in connection with the preparation thereof or (b) relating to The Depository Trust Company, Cedelbank and Euroclear, and (ii) such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with Section 6(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, the Trust and each Trustee, and each person, if any, who controls the Company or the Trust within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of such Underwriter specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The names of the underwriters set forth on the cover page and in the second, sixth, seventh, eighth (last two sentences only), tenth, eleventh and twelfth paragraphs under the heading "Underwriting" in the Final Prospectus constitute the only information furnished to the Company in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Final Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

                  (c)  Promptly after receipt by an indemnified party under this
         Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) representing the indemnified parties under subparagraph (a), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraph (a) of this
         Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or other similar grounds, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company, the Trust and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting commission appearing on the cover page of the Final Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; PROVIDED, HOWEVER, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the underwriting commission applicable to the Preferred Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement each director of the Company, the Trust and each Trustee shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subparagraph (d).

         10. DEFAULT BY AN UNDERWRITER. If, on the Closing Date, any one or more Underwriters shall fail to purchase and pay for all of the Preferred Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate liquidation amount of Preferred Securities set forth opposite their names in Schedule II hereto bear to the aggregate liquidation amount of Firm Securities set opposite the names of the remaining Underwriters) the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date; PROVIDED, HOWEVER, that in the event that the aggregate liquidation amount of Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date shall exceed 10% of the aggregate liquidation amount of Preferred Securities, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Preferred Securities, and if such non-defaulting Underwriters do not purchase all the Preferred Securities, this Agreement will terminate without liability to any non-defaulting Underwriters or the Company or the Trust. In the event of a default by any

Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company or the Trust and any non-defaulting Underwriter for damages occasioned by its default hereunder.

         11. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at or prior to delivery of and payment for all of the Preferred Securities, if, prior to such time (i) trading in securities generally on the NYSE or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on the NYSE or the NASDAQ Stock Market, (ii) a banking moratorium shall have been declared either by federal, New York State or Oklahoma authorities, (iii any new restriction materially affecting the distribution of the Preferred Securities shall have become effective; (iv) trading in any securities of the Company shall have been suspended or halted by any national securities exchange, the National Association of Securities Dealers, Inc. or the Commission, (v) the United States becomes engaged in hostilities or there is an escalation in hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (vi) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Representatives, inadvisable or impracticable to proceed with the payment for and delivery of the Preferred Securities.

         12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers) or the Trust and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or the Trust or any of their respective officers, directors or trustees or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Preferred Securities.

         13. NOTICES. All communications hereunder will be in writing, and, if sent to the Representatives will be mailed, delivered, telegraphed or telexed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Trust or the Company, will be mailed, delivered, telegraphed or telexed and confirmed to the Trust or the Company at OGE Energy Corp., 321 North Harvey, Oklahoma City, Oklahoma 73101, Attention:
President.

         14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 9 hereof, the officers and directors and controlling persons referred to in Section 9 hereof, and except as provided in Section 9 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

         15. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Oklahoma.

                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                 Very truly yours,


                                 OGE ENERGY CAPITAL TRUST I


                                 By: /s/ A.M. Strecker
                                     -----------------------------------------
                                           A.M. Strecker, as Regular Trustee


                                 By: /s/ James R. Hatfield
                                     -----------------------------------------
                                          James R. Hatfield, as Regular Trustee


                                 OGE ENERGY CORP.


                                 By: /s/ James R. Hatfield
                                     -----------------------------------------
                                          James R. Hatfield
                                          Vice President and Treasurer




The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



LEHMAN BROTHERS INC.



                By: /s/  Gregory J. Hall
                    ----------------------------

Acting on behalf of the Representatives named in
Schedule I annexed hereto and the several
Underwriters named in Schedule II annexed hereto.

                                    EXHIBIT A

                           Subsidiaries of the Company


Enogex Inc.

Oklahoma Gas and Electric Company

                                   SCHEDULE I



Date of Underwriting Agreement:  October 18, 1999

Registration Statement No. 333-88415

Representative and Address:         Lehman Brothers Inc.
                                    c/o Lehman Brothers Inc.
                                    3 World Financial Center
                                    New York, New York 10285

Declaration of Trust, Declaration, Title, Purchase Price and Description of Preferred Securities:

Declaration of Trust:

                  Declaration of Trust, dated September 29, 1999

Declaration:

                  The Amended and Restated Declaration of Trust dated as of October 21, 1999, among the Company and the Trustees.

Title:

                  8.375% Preferred Securities of OGE Energy Capital Trust I.

Number of Preferred Securities:

                  8,000,000.

Liquidation amount per Preferred Security:

                  $25.

Aggregate liquidation amount of Preferred Securities:

                  $200,000,000.

Price to public:

                  100% of liquidation amount (plus accrued distributions).

Distribution rate:

                  8.375%.

Distribution Payment Dates:

                  January 15, April 15, July 15 and October 15 of each year beginning on January 15, 2000.

Redemption provisions:

                  As set forth in the Final Prospectus.

Indenture, Title, Purchase Price and Description of Debentures:

Indenture:

                  Indenture, dated as of October 20, 1999, between the Company and Bank of Oklahoma, National Association, as Trustee, as supplemented by First Supplemental Indenture dated as of October 21, 1999.

Title:

                  8.375% Junior Subordinated Debentures due 2039.

Principal Amount:

                  $200,000,000.

Price to Trust:

                  100% of principal amount (plus accrued distributions).

Interest rate:

                  8.375%

Interest Payment Dates:

                  January 15, April 15, July 15 and October 15 of each year beginning January 15, 2000.

Maturity:

                  October 15, 2039.

Redemption provisions:

                  As set forth in the Final Prospectus.


Guarantee Agreement:

                  Guarantee Agreement, dated as of October 21, 1999, between the Company and Wilmington Trust Company, as Trustee.

Commission payable by Company on Preferred Securities:

                  $.7875 per Preferred Security (except that, with respect to sales of Preferred Securities to certain institutions, the commission will be $.50 per Preferred Security).

Closing Date, Time and Location:

         Date:             October 21, 1999
         Time:             10:00 a.m.
         Location:         Gardner, Carton & Douglas
                           Suite 3400
                           Quaker Tower
                           321 North Clark Street
                           Chicago, Illinois 60610-4795

                                   SCHEDULE II

                                                                                                 NUMBER OF
                                                                                                 PREFERRED
                                  UNDERWRITERS                                                  SECURITIES
                                  ------------                                                  ----------
1.  Lehman Brothers Inc.                                                                        1,035,000
2.  A.G. Edwards & Sons, Inc.                                                                   1,033,000
3.  CIBC World Markets Corp.                                                                    1,033,000
4.  Merrill, Lynch, Pierce, Fenner & Smith Incorporated                                         1,033,000
5.  Morgan Stanley & Co. Incorporated                                                           1,033,000
6.  Prudential Securities Incorporated                                                          1,033,000
7.  ABN AMRO Incorporated                                                                          60,000
8.  Banc of America Securities LLC                                                                 60,000
9.  Banc One Capital Markets, Inc.                                                                 60,000
10. Bear, Stearns & Co. Inc.                                                                       60,000
11. Dain Rauscher Incorporated                                                                     60,000
12. Deutsche Bank Securities Inc.                                                                  60,000
13. Fidelity Capital Markets, a division of National Financial Services Corp.                      60,000
14. First Union Securities, Inc.                                                                   60,000
15. Goldman, Sachs & Co.                                                                           60,000
16. HSBC Securities (USA) Inc.                                                                     60,000
17. ING Barings LLC.                                                                               60,000
18. Legg Mason Wood Walker, Incorporated                                                           60,000
19. SG Cowen Securities Corporation                                                                60,000
20. U.S. Bancorp Piper Jaffray Inc.                                                                60,000
21. Warburg Dillon Read LLC                                                                        60,000
22. Advest, Inc.                                                                                   30,000
23. BB&T Capital Markets, a Division of Scott & Stringfellow                                       30,000
24. Robert W. Baird & Co. Incorporated                                                             30,000
25. J.C. Bradford & Co.                                                                            30,000
26. Commerzbank Capital Markets Corp.                                                              30,000
27. Davenport & Company LLC                                                                        30,000
28. Fahnestock & Co. Inc.                                                                          30,000
29. Fifth Third Securities, Inc.                                                                   30,000
30. First Albany Corporation                                                                       30,000
31. JWGenesis Securities, Inc.                                                                     30,000
32. Gilbraltar Securities Co.                                                                      30,000
33. Gruntal & Co., L.L.C.                                                                          30,000
34. J.J.B. Hilliard, W.L. Lyons, Inc.                                                              30,000
35. Janney Montgomery Scott Inc.                                                                   30,000


36. McDonald Investments Inc., a KeyCorp Company                                                   30,000
37. McGinn, Smith & Co., Inc.                                                                      30,000
38. Mesirow Financial, Inc.                                                                        30,000
39. Morgan Keegan & Company, Inc.                                                                  30,000
40. Olde Discount Corporation                                                                      30,000
41. Parker/Hunter Incorporated                                                                     30,000
42. Raymond James & Associates, Inc.                                                               30,000
43. Charles Schwab & Co. Inc.                                                                      30,000
44. Southwest Securities, Inc.                                                                     30,000
45. Stephens Inc.                                                                                  30,000
46. Sterne, Agee & Leach, Inc.                                                                     30,000
47. The Robinson-Humphrey Company, LLC                                                             30,000
48. Tucker Anthony Cleary Gull                                                                     30,000
49. U.S. Clearing Corp.                                                                            30,000
50. Wachovia Securities, Inc.                                                                      30,000
51. The Williams Capital Group, L.P.                                                               30,000
                                                                                                ---------
            TOTAL                                                                               8,000,000
                                                                                                ---------
                                                                                                ---------
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